                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549




                            FORM 8-K



       CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

              THE SECURITIES EXCHANGE ACT OF 1934




Date of report (date of earliest event reported): December 9, 1994




                     PACIFIC TELECOM, INC.

       (Exact name of registrant as specified in Charter)

    State of Washington           0-873         91-0644974
(State or other jurisdiction   (Commission  (IRS Employer of
       incorporation)            File No.)   Identification No.)




   805 Broadway
Vancouver, Washington
(Address of principal                             98668-8701
executive offices)                                (Zip Code)





Registrant's telephone number, including area code: (206)905-5800




                          No Change
  (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

         Information is being disclosed with respect to an announcement by the Special Committee of the Board of Directors of the Company. The Special Committee has retained financial advisors and legal counsel to assist in evaluating and responding to the offer made by PacifiCorp Holdings, Inc. (PHI) to acquire the 13 percent minority interest in the Company. A news release of Pacific Telecom, Inc. issued on December
9, 1994, is incorporated herein by reference. Also announced in this press release is information with respect to a lawsuit relating to the proposed purchase of the minority interest by PHI. See the Company's Form 8-K dated November 2, 1994 for additional information regarding PHI's proposal.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS
        c) Exhibits

        99 Pacific Telecom, Inc. news release issued December 9, 1994.





                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PACIFIC TELECOM, INC.
                                    (Registrant)




Date:  December 9, 1994             By  /s/Donald A. Bloodworth
                                    ___________________________________
                                           Donald A. Bloodworth
                                    Vice President Revenue Requirements
                                             and Controller

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